FOR IMMEDIATE RELEASE
December xx, 2013                                                                                               Contact: Michael K. Frisby
                                                (202) 625-4328

AFL-CIO HOUSING INVESTMENT TRUST HELPS FINANCE EXPANSION OF CHICAGO’S
MONTCLARE SENIOR RESIDENCES OF AVALON PARK

$22 Million Project to Generate 150 Union Construction Jobs

Chicago–The AFL-CIO Housing Investment Trust (HIT) today announced that it is providing $2.6 million of financing for the $22 million expansion of Montclare Senior Residences of Avalon Park on Chicago’s South Side. Construction of this phase of the residential development will utilize 100% union labor, creating approximately 150 union construction jobs.

Montclare Senior Residences of Avalon Park is located in Chicago’s Avalon Park neighborhood on the city’s South Side, an area that continues to have a strong demand for affordable senior housing. Of the total 122 units, 109 units will be reserved for residents earning between 15% and 60% of the area median income.  In addition, 38 of these units will remain affordable through a long-term HUD Housing Assistance Payments contract that preserves the affordability component of the units for 20 years. Project amenities include a community room, library, health screening and exercise rooms, laundry, outdoor recreational areas, and social services and meals coordinated through the City of Chicago Department of Aging.

“Safe and comfortable senior housing is an essential component of the city’s affordable housing agenda,” said Chicago Mayor Rahm Emanuel, when he asked the City Council to support the city’s financing plan for Montclare earlier this year.  “These measures support these goals.”

In keeping with the HIT’s labor requirements, all work on the project will be performed under collective bargaining agreements with Chicago’s building trades unions.

“When the HIT is involved in a project, union workers are on the job everyday practicing their trade and earning a family-supporting wage, and our members appreciate that,” said Tom Villanova, President of the Chicago and Cook County Building and Construction Trades Council.  “They appreciate that the HIT is investing their pension capital in sound investments that also create union jobs and help the community provide decent affordable housing for all its residents.”

Lesyllee White, HIT’s Senior Vice President and Managing Director of Marketing, said the Montclare project is the HIT’s fortieth investment in Chicago.“Not only have pension fund investments by the HIT helped create or preserve thousands of housing units for Chicago’s working families and retirees, but they have also brought over $890 million of development activity to  the area and created approximately 5,600 union construction jobs,” she said.

“High credit quality investments such as Montclare Senior Residences should have a positive impact on the overall performance of the HIT’s portfolio,” White added.

Over the past four decades, the HIT has invested over $400 million in Chicago to help create or rehabilitate more than 9,300 housing units, over 70% of which are affordable to low-income residents. These projects include $11.2 million in HIT financing for the Montclare Senior Residences campus in northwest Chicago.

About the HIT
The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. It manages $4.6 billion in assets for more than 360 investors, which include union and public employee pension plans. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities.  The HIT is one of the earliest and most successful practitioners of socially responsible, economically targeted investing, with a nearly 50-year track record that demonstrates the added value derived from union-friendly investments.  The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries.  Since its inception, the HIT has invested over $6.8 billion to finance nearly 110,000 units of housing nationwide, generating more than 72,000 union jobs.  More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055.